EXHIBIT 99.1

Ralph Lauren Presents Its Updated Strategic Growth Plan, “Next Great Chapter: Accelerate,” and Long-Term Financial Outlook

•	Ralph Lauren To Present its Strategic Growth Plan, Next Great Chapter: Accelerate, To Deliver Sustainable, Long-Term Growth and Value Creation at Investor Day in New York City
•	Three-Year Financial Outlook Accelerates to a Mid- to High-Single Digit Revenue Compounded Annual Growth Rate and Operating Profit Growth Exceeding Top-Line Growth by Fiscal 2025 in Constant Currency
•	Company Plans to Continue Returning Approximately $2 Billion in Excess Free Cash Flow to Shareholders on a Cumulative Basis Through Fiscal 2025 Through Dividends and Share Repurchases
•	Ralph Lauren Will Ring Opening Bell of the New York Stock Exchange in Celebration of the Company’s 25th Anniversary Since IPO

NEW YORK -- (BUSINESS WIRE) -- Ralph Lauren Corporation (NYSE:RL), a global leader in the design, marketing, and distribution of luxury lifestyle products, will be hosting a meeting for investors and analysts today to present its Next Great Chapter: Accelerate strategic growth plan to deliver sustainable long-term growth and value creation, and to discuss the Company’s long-term financial outlook.

“This Company started over 50 years ago with a dream and a tie – and today, while it has expanded to become a leading luxury lifestyle brand, our vision for timelessness, authenticity and a life well-lived remains constant,” said Ralph Lauren, Executive Chairman and Chief Creative Officer. “What has changed is our ability to bring this vision to more and more people around the world, and I am so proud of our teams for building our strength and expanding our reach while staying true to who we are.”

“Since our last investor day in 2018, we have transformed our business – building a strong foundation with multiple engines of growth that are already showing momentum,” said Patrice Louvet, President and Chief Executive Officer. “Our Next Great Chapter: Accelerate plan is grounded in this meaningful progress, building on our elevated brand positioning and desirability; our distinctive, timeless products and experiences across multiple categories; and our expanding reach in key cities around the world.”

Mr. Louvet continued, “Our clear and choiceful strategies are expected to deliver sustainable long-term growth and value creation – fueled by our strong balance sheet and operating discipline – as we reinforce our position as a leading luxury lifestyle company.”

As part of its strategic plan, the Company intends to execute on the following three strategic growth drivers:

•	Elevate and energize our lifestyle brand – expand and elevate our lifestyle brand positioning globally to deliver high quality, new consumer acquisition and retention to increase Customer Lifetime Value;

•	Drive the core and expand for more – continue driving our stable of iconic core products along with our next cohort of high-potential, under-penetrated categories focused on consumers’ evolving lifestyles and approach to wardrobing; and
•	Win in key cities with our consumer ecosystem – scale our digitally-led, cohesive ecosystem strategy across our top 30 cities around the world.

These strategic growth drivers are underpinned and enabled by the Company’s core capabilities, which have been strengthened and enhanced in the last four years. These begin with Ralph Lauren’s outstanding and dedicated teams and high-performing culture and extend to its best-in-class digital technology and analytics, superior operational capabilities, powerful balance sheet and leadership in Citizenship and Sustainability.

In addition, Ralph Lauren executives will ring The Opening Bell® of the New York Stock Exchange today in celebration of the Company’s 25th anniversary of listing.

Long-Term Financial Outlook

The Company is reiterating its Fiscal 2023 guidance that was recently provided on its earnings call on August 9th, 2022 and introducing its three-year financial outlook.

Over the next three years, from a base of Fiscal 2022 through Fiscal 2025, the Company expects an acceleration in revenue growth to a compound annual growth rate of mid- to high-single digits in constant currency. Operating profit growth is expected to exceed the rate of top-line growth as a result of continued operating margin expansion. Operating margin is expected to expand to at least 15% by Fiscal 2025 in constant currency, driven by a combination of modest gross margin expansion and operating expense leverage balanced with continued investments in the Company’s long-term strategic priorities.

In addition, capital expenditures are expected to represent approximately 4% - 5% of revenue annually through Fiscal 2025.

The Company expects to continue returning excess free cash flow to shareholders over the next three years, with plans to return approximately $2 billion on a cumulative basis through Fiscal 2025 through its regular quarterly cash dividends and share repurchases, subject to the authorization of its Board of Directors and overall business and market conditions.

The Company’s Board of Directors increased the regular quarterly cash dividend on the Company’s Common Stock by 9% to $0.75 per share at the beginning of Fiscal 2023, representing an annual dividend of $3.00 per share.

The Company’s current share repurchase authorization enables it to repurchase up to $1.4 billion in shares of Class A Common Stock, subject to overall business and market conditions.

The Company’s outlook is based on its best assessment of the current macroeconomic environment, including ongoing global supply chain and inflationary pressures, foreign currency volatility, the war in Ukraine, COVID-19 variants and other COVID-related disruptions. The full year Fiscal 2023 and long-term outlook excludes certain anticipated restructuring-related and other net charges, as described in the “Non-U.S. GAAP Financial Measures” section of this press release.

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Investor Day Webcast

The investor meeting will be streamed live and can be accessed on the Company’s Investor Relations website at https://investor.ralphlauren.com beginning at 10:15 A.M. Eastern Standard Time on Monday, September 19, 2022. A replay of the event and presentation materials will be available on the website for approximately one year after the event.

The Company will present its strategic growth plan, and several members of management will speak including: Patrice Louvet, President and Chief Executive Officer; David Lauren, Chief Branding and Innovation Officer; Iris Langlois-Meurinne, Chief Marketing Officer; Halide Alagöz, Chief Product Officer; Bob Ranftl, Regional CEO, North America; Shin Hwee Chua, Regional CEO, China & Southeast Asia; Janet Sherlock, Chief Digital and Technology Officer; and Jane Nielsen, Chief Operating Officer and Chief Financial Officer.

ABOUT RALPH LAUREN CORPORATION

Ralph Lauren Corporation (NYSE:RL) is a global leader in the design, marketing and distribution of luxury lifestyle products in five categories: apparel, footwear & accessories, home, fragrances and hospitality. For more than 50 years, Ralph Lauren has sought to inspire the dream of a better life through authenticity and timeless style. Its reputation and distinctive image have been developed across a wide range of products, brands, distribution channels and international markets. The Company’s brand names – which include Ralph Lauren, Ralph Lauren Collection, Ralph Lauren Purple Label, Polo Ralph Lauren, Double RL, Lauren Ralph Lauren, Polo Ralph Lauren Children and Chaps, among others – constitute one of the world’s most widely recognized families of consumer brands. For more information, go to https://investor.ralphlauren.com.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This press release, and oral statements made from time to time by representatives of the Company (including without limitation, as part of the Investor Day presentation), may contain certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements under “Long-Term Financial Outlook” and the statements regarding, among other things, our current expectations about the Company’s future results, financial condition and sources of liquidity (especially in light of the COVID-19 pandemic), the implementation and impact of our strategic plans, initiatives and capital expenses, revenues, store openings and closings, margins, expenses, expense savings, earnings, dividends, share repurchases, total shareholder return, and our ability to meet environmental, social, and governance goals, and are indicated by words or phrases such as “anticipate,” “outlook,” “estimate,” “expect,” “project,” “believe,” “envision,” “goal,” “target,” “can,” “will,” and similar words or phrases. These forward-looking statements involve known and

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unknown risks, uncertainties and other factors which may cause actual results, performance or achievements to be materially different from the future results, performance or achievements expressed in or implied by such forward-looking statements. Forward-looking statements are based largely on the Company’s expectations and judgments and are subject to a number of risks and uncertainties, many of which are unforeseeable and beyond our control. The factors that could cause actual results to materially differ include, among others: the loss of key personnel, including Mr. Ralph Lauren, or other changes in our executive and senior management team or to our operating structure, including those resulting from the recent reduction to our global workforce in connection with our long-term growth strategy, and our ability to effectively transfer knowledge and maintain adequate controls and procedures during periods of transition; the impact to our business resulting from the COVID-19 pandemic, including periods of reduced operating hours and capacity limits and/or temporary closure of our stores, distribution centers, and corporate facilities, as well as those of our customers, suppliers, and vendors, and potential changes to consumer behavior, spending levels, and/or shopping preferences, such as willingness to congregate in shopping centers or other populated locations; the potential impact to our business resulting from inflationary pressures, including increases in the costs of raw materials, transportation, wages, healthcare, and other benefit-related costs; the impact of economic, political, and other conditions on us, our customers, suppliers, vendors, and lenders, including potential business disruptions related to the war between Russia and Ukraine, civil and political unrest, and diplomatic tensions between the U.S. and other countries; the potential impact to our business resulting from supply chain disruptions, including those caused by capacity constraints, closed factories and/or labor shortages (stemming from pandemic diseases, labor disputes, strikes, or otherwise), scarcity of raw materials, and port congestion, which could result in inventory shortages and lost sales; our ability to effectively manage inventory levels and the increasing pressure on our margins in a highly promotional retail environment; our exposure to currency exchange rate fluctuations from both a transactional and translational perspective; our ability to recruit and retain employees to operate our retail stores, distribution centers, and various corporate functions; the impact to our business resulting from changes in consumers’ ability, willingness, or preferences to purchase discretionary items and luxury retail products, which tends to decline during recessionary periods, and our ability to accurately forecast consumer demand, the failure of which could result in either a build-up or shortage of inventory; our ability to successfully implement our long-term growth strategy; our ability to continue to expand and grow our business internationally and the impact of related changes in our customer, channel, and geographic sales mix as a result, as well as our ability to accelerate growth in certain product categories; our ability to open new retail stores and concession shops, as well as enhance and expand our digital footprint and capabilities, all in an effort to expand our direct-to-consumer presence; our ability to respond to constantly changing fashion and retail trends and consumer demands in a timely manner, develop products that resonate with our existing customers and attract new customers, and execute marketing and advertising programs that appeal to consumers; our ability to competitively price our products and create an acceptable value proposition for consumers; our ability to continue to maintain our brand image and reputation and protect our trademarks; our ability to achieve our goals regarding environmental, social, and governance practices, including those related to climate change and our human capital; our ability and the ability of our third-party service providers to secure our respective facilities and systems from, among other things, cybersecurity breaches, acts of vandalism, computer

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viruses, ransomware, or similar Internet or email events; our efforts to successfully enhance, upgrade, and/or transition our global information technology systems and digital commerce platforms; the potential impact to our business if any of our distribution centers were to become inoperable or inaccessible; the potential impact on our operations and on our suppliers and customers resulting from man-made or natural disasters, including pandemic diseases such as COVID-19, severe weather, geological events, and other catastrophic events; our ability to achieve anticipated operating enhancements and cost reductions from our restructuring plans, as well as the impact to our business resulting from restructuring-related charges, which may be dilutive to our earnings in the short term; the impact to our business resulting from potential costs and obligations related to the early or temporary closure of our stores or termination of our long-term, non-cancellable leases; our ability to maintain adequate levels of liquidity to provide for our cash needs, including our debt obligations, tax obligations, capital expenditures, and potential payment of dividends and repurchases of our Class A common stock, as well as the ability of our customers, suppliers, vendors, and lenders to access sources of liquidity to provide for their own cash needs; the potential impact to our business resulting from the financial difficulties of certain of our large wholesale customers, which may result in consolidations, liquidations, restructurings, and other ownership changes in the retail industry, as well as other changes in the competitive marketplace, including the introduction of new products or pricing changes by our competitors; our ability to access capital markets and maintain compliance with covenants associated with our existing debt instruments; a variety of legal, regulatory, tax, political, and economic risks, including risks related to the importation and exportation of products which our operations are currently subject to, or may become subject to as a result of potential changes in legislation, and other risks associated with our international operations, such as compliance with the Foreign Corrupt Practices Act or violations of other anti-bribery and corruption laws prohibiting improper payments, and the burdens of complying with a variety of foreign laws and regulations, including tax laws, trade and labor restrictions, and related laws that may reduce the flexibility of our business; the potential impact to our business resulting from the imposition of additional duties, tariffs, taxes, and other charges or barriers to trade, including those resulting from trade developments between the U.S. and China, and any related impact to global stock markets, as well as our ability to implement mitigating sourcing strategies; changes in our tax obligations and effective tax rate due to a variety of factors, including potential changes in U.S. or foreign tax laws and regulations, accounting rules, or the mix and level of earnings by jurisdiction in future periods that are not currently known or anticipated; the impact to our business of events of unrest and instability that are currently taking place in certain parts of the world, as well as from any terrorist action, retaliation, and the threat of further action or retaliation; the potential impact to the trading prices of our securities if our operating results, Class A common stock share repurchase activity, and/or cash dividend payments differ from investors’ expectations; our ability to maintain our credit profile and ratings within the financial community; our intention to introduce new products or brands, or enter into or renew alliances; changes in the business of, and our relationships with, major wholesale customers and licensing partners; our ability to make strategic acquisitions and successfully integrate the acquired businesses into our existing operations; and other risk factors identified in the Company’s Annual Report on Form 10-K, Form 10-Q and Form 8-K reports filed with the Securities and Exchange Commission. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

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NON-U.S. GAAP FINANCIAL MEASURES

Because Ralph Lauren Corporation is a global company, the comparability of its operating results reported in U.S. Dollars is affected by foreign currency exchange rate fluctuations because the underlying currencies in which it transacts change in value over time compared to the U.S. Dollar. Such fluctuations can have a significant effect on the Company’s reported results. As such, in addition to financial measures prepared in accordance with accounting principles generally accepted in the U.S. (“U.S. GAAP”), the Company’s discussions often contain references to constant currency measures, which are calculated by translating current-year and prior-year reported amounts into comparable amounts using a single foreign exchange rate for each currency. The Company presents constant currency financial information, which is a non-U.S. GAAP financial measure, as a supplement to its reported operating results. The Company uses constant currency information to provide a framework for assessing how its businesses performed excluding the effects of foreign currency exchange rate fluctuations. Management believes this information is useful to investors for facilitating comparisons of operating results and better identifying trends in the Company’s businesses. The constant currency performance measures should be viewed in addition to, and not in lieu of or superior to, the Company’s operating performance measures calculated in accordance with U.S. GAAP.

In addition, the Company’s full year Fiscal 2023 and long-term financial outlook excludes certain anticipated restructuring-related and other one-time charges. The Company uses non-U.S. GAAP financial measures, among other things, to evaluate its operating performance and to better represent the manner in which it conducts and views its business. The Company believes that excluding items that are not comparable from period to period helps investors and others compare operating performance between two periods. While the Company considers non-U.S. GAAP measures useful in analyzing its results, they are not intended to replace, nor act as a substitute for, any presentation included in the consolidated financial statements prepared in conformity with U.S. GAAP, and may be different from non-U.S. GAAP measures reported by other companies.

The Company is not able to provide a full reconciliation of these non-U.S. GAAP financial measures to U.S. GAAP because certain material items that impact these measures, such as the timing and exact amount of charges related to its restructuring plans, have not yet occurred or are out of the Company’s control. Accordingly, a reconciliation of the Company’s non-U.S. GAAP based financial measure guidance to the most directly comparable U.S. GAAP measures is not available without unreasonable effort. However, the Company has identified the estimated impact of certain items excluded from its financial outlook. Specifically, the Company’s financial outlook excludes estimated pretax charges of up to approximately $35 million related to its Fiscal 2021 Strategic Realignment Plan that have not yet been incurred.

Contacts

Investor Relations:

Corinna Van der Ghinst

ir@ralphlauren.com

Or

Corporate Communications

rl-press@ralphlauren.com

Source: Ralph Lauren Corporation

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